SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  January 10, 2002
                                                --------------------------------


                    Morgan Stanley Dean Witter Capital I Inc.
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             (Exact name of registrant as specified in its charter)


Delaware                         333-59060                            13-3291626
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(State or other jurisdiction     (Commission File Number)       (I.R.S. Employer
of incorporation)                                            Identification No.)


1585 Broadway, New York, New York                                          10036
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code (212) 296-7000
                                                  ------------------------------


                                 Not applicable
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         (Former name or former address, if changed since last report.)

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ITEM 5.     Other Events
            ------------

            Attached as exhibits are certain Computational Materials (as defined in the no-action letter dated May 20, 1994 issued by the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation, as modified by a no-action letter issued by the staff of the Commission on May 27, 1994 to the Public Securities Association (the "PSA") and as further modified by a no-action letter issued by the staff of the Commission on March 9, 1995 to the
PSA) furnished to the Registrant by Morgan Stanley & Co. Incorporated (the "Underwriter") in respect of the Registrant's proposed offering of Morgan Stanley Dean Witter Capital I Inc. Trust 2002-AM1, Mortgage Pass-Through Certificates, Series 2002-AM1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-59060) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration Statement.

            The Computational Materials were prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Computation Materials.

            Any statement or information contained in the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------

            (99)                                Computational Materials
                                                prepared by Morgan Stanley &
                                                Co. Incorporated in
                                                connection with Morgan
                                                Stanley Dean Witter Capital I
                                                Inc. Trust 2002-AM1, Mortgage
                                                Pass-Through Certificates,
                                                Series 2002-AM1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          MORGAN STANLEY DEAN WITTER
                                          CAPITAL I INC.


Date: January 10, 2002
                                          By:   /s/ Sanjeev Khanna
                                                -------------------------------
                                                Name:  Sanjeev Khanna
                                                Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                 Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------
(99)                Computational Materials                            (E)
                    prepared by Morgan Stanley & Co.
                    Incorporated in connection with Morgan
                    Stanley Dean Witter Capital I Inc. Trust
                    2002-AM1, Mortgage Pass-Through
                    Certificates, Series 2002-AM1.